UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2016

MAGICSTEM GROUP CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-36128	46-1504799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 803, 8th Floor, Lippo Sun Plaza 28, Canton Road, Tsim Sha Tsui, Hong Kong	n/a
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +852 2871 8000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On October 31, 2016, Pritchett, Siler & Hardy, P.C. was dismissed by our company as our independent registered public accounting firm.

(ii)

The report of Pritchett, Siler & Hardy, P.C. on our financial statements as of and for the fiscal year ended October 31, 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our ability to continue as a going concern.

(iii)	Our Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal year ended October 31, 2015, there have been no disagreements with Pritchett, Siler & Hardy, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction Pritchett, Siler & Hardy, P.C. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

We have requested that Pritchett, Siler & Hardy, P.C. furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by Pritchett, Siler & Hardy, P.C. is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

(1)

On November 10, 2016, the Company engaged HKCMCPA Company Limited as its new independent registered public accounting firm. During the two most recent fiscal years, the Company had not consulted with HKCMCPA Company Limited regarding any of the following:

(i)	the application of accounting principles to a specific transaction, either completed or proposed;

(ii)

the type of audit opinion that might be rendered on our financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that HKCMCPA Company Limited concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from Pritchett, Siler & Hardy, P.C.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGICSTEM GROUP CORP.

/s/ Chi Man Ng
Chi Man Ng
President, CEO and Director (Principal Executive Officer)
November 17, 2016

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